Exhibit 99.1

Contacts:

Mediad	Investors
Garry R. Clark	Robert J. Marshall Jr.
574-372-4493	574-371-8042
garry.clark@zimmer.com	robert.marshall@zimmer.com

Zimmer Holdings, Inc. Reports Third Quarter 2011 Financial Results

•	Net Sales of $1,031 million for the third quarter represent an increase of 6.9% reported (2.4% constant currency) over the prior year period

•	Diluted EPS for the third quarter were $1.01 reported, an increase of 5.2% over the prior year period, and $1.04 adjusted, an increase of 8.3% over the prior year period

•	Company utilized $549 million of cash in the quarter to acquire 10.1 million shares

•	Company updates full-year sales and adjusted EPS guidance

(WARSAW, IN) October 27, 2011—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended September 30, 2011. The Company reported third quarter net sales of $1,031 million, an increase of 6.9% reported and 2.4% constant currency over the third quarter of 2010. Diluted earnings per share for the quarter were $1.01 reported and $1.04 adjusted, an increase of 8.3% adjusted over the prior year period.

“Zimmer delivered against our financial commitments in the third quarter with consistent results in both revenues and earnings,” said David Dvorak, Zimmer President and CEO. “Progress in the commercialization of new products supported a strong performance in many international markets. Through this progress and ongoing financial discipline, we continue to deliver value to stockholders.”

Net earnings for the third quarter were $191.5 million on a reported basis and $197.2 million on an adjusted basis, an increase of 2.4% adjusted over the prior year period. Operating cash flow for the third quarter was $350.6 million.

During the quarter, the Company utilized $549 million of cash, supported by $375 million of borrowings, to acquire 10.1 million shares. At the end of the third quarter, $299 million of share repurchase authorization remained available under the current program, which expires on December 31, 2013.

Guidance

The Company updated its full-year revenue and adjusted earnings per share guidance for 2011. Full-year revenues for 2011 are now expected to increase between 2.3% and 2.7% on a constant currency basis from 2010. The Company estimates that foreign currency translation will increase revenues by approximately 2.5% for the full year 2011, resulting in reported revenue growth between 4.8% and 5.2%. This compares with prior revenue guidance of 2.5% to 3.5% constant currency and 5.5% to 6.5% reported growth over prior year. Full-year 2011 diluted earnings per share are now projected to be in a range of $4.40 to $4.45 on a reported basis and $4.75 to $4.80 on an adjusted basis, which represents a narrowing toward the top end of prior adjusted earnings guidance.

Conference Call

The Company will conduct its third quarter 2011 investor conference call today, October 27, 2011, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.

Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. A digital recording will be available two hours after the completion of the conference call from October 27, 2011, to November 10, 2011. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the conference ID 12302169.

Sales Tables

The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and nine months on both a reported and constant currency basis.

NET SALES - THREE MONTHS ENDED SEPTEMBER 30, 2011

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$582	—%	(1)%
Europe	252	17	7
Asia Pacific	197	19	7

Total	1,031	7	2
Product Categories
Reconstructive
Americas	422	(2)	(2)
Europe	199	17	7
Asia Pacific	147	21	8

Total	768	6	1
Knees
Americas	253	(4)	(4)
Europe	90	16	7
Asia Pacific	74	19	7

Total	417	3	—
Hips
Americas	142	—	—
Europe	103	18	6
Asia Pacific	70	23	11

Total	315	10	4
Extremities	36	7	4
Dental	55	12	9
Trauma	69	19	14
Spine	55	(2)	(5)
Surgical and other	84	8	4

NET SALES - NINE MONTHS ENDED SEPTEMBER 30, 2011

(in millions, unaudited)

	Net Sales	Reported % Growth	Constant Currency % Growth
Geographic Segments
Americas	$1,820	1%	—%
Europe	876	13	5
Asia Pacific	588	18	7

Total	3,284	6	3
Product Categories
Reconstructive
Americas	1,337	(1)	(1)
Europe	694	11	4
Asia Pacific	436	18	6

Total	2,467	5	1
Knees
Americas	797	(4)	(4)
Europe	335	13	6
Asia Pacific	218	15	3

Total	1,350	3	(1)
Hips
Americas	448	2	2
Europe	340	10	2
Asia Pacific	210	21	9

Total	998	8	3
Extremities	119	9	6
Dental	185	18	15
Trauma	208	18	14
Spine	168	(3)	(6)
Surgical and other	256	10	6

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2010 sales were approximately $4.2 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.

###

Website Information

We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom® Acetabular Component product claims, special items and certain tax adjustments. Included in special items are acquisition and integration costs as well as employee termination benefits, certain contract terminations and asset impairment charges connected with global restructuring and transformation initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality and operational improvement initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the impact of health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; and changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(in millions, except per share amounts, unaudited)

	2011	2010	% Inc/(Dec)
Net Sales	$1,031.5	$965.0	7%
Cost of products sold	251.9	219.1	15

Gross Profit	779.6	745.9	5

Research and development	61.0	57.3	7
Selling, general and administrative	444.0	412.0	8
Certain claims	—	—	—
Special items	8.0	5.0	63

Operating expenses	513.0	474.3	8

Operating Profit	266.6	271.6	(2)
Interest expense, net	11.7	14.2	(17)

Earnings before income taxes	254.9	257.4	(1)
Provision for income taxes	63.7	66.3	(4)

Net earnings	191.2	191.1	—
Less: Net loss attributable to noncontrolling interest	(0.3)	—	100

Net Earnings of Zimmer Holdings, Inc.	$191.5	$191.1	—

Earnings Per Common Share
Basic	$1.02	$0.96	6
Diluted	$1.01	$0.96	5

Weighted Average Common Shares Outstanding
Basic	187.7	198.7
Diluted	188.8	199.7

Certain amounts in the 2010 consolidated statement of earnings have been reclassified to conform to the 2011 presentation.

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(in millions, except per share amounts, unaudited)

	2011	2010	% Inc/(Dec)
Net Sales	$3,284.5	$3,085.5	6%
Cost of products sold	818.8	738.1	11

Gross Profit	2,465.7	2,347.4	5

Research and development	173.6	162.0	7
Selling, general and administrative	1,372.2	1,297.5	6
Certain claims	50.0	75.0	(33)
Special items	47.0	19.1	147

Operating expenses	1,642.8	1,553.6	6

Operating Profit	822.9	793.8	4
Interest expense, net	32.5	43.1	(24)

Earnings before income taxes	790.4	750.7	5
Provision for income taxes	186.5	188.7	(1)

Net earnings	603.9	562.0	7
Less: Net loss attributable to noncontrolling interest	(0.3)	—	100

Net Earnings of Zimmer Holdings, Inc.	$604.2	$562.0	8

Earnings Per Common Share
Basic	$3.17	$2.79	14
Diluted	$3.15	$2.78	13

Weighted Average Common Shares Outstanding
Basic	190.6	201.2
Diluted	191.8	202.3

Certain amounts in the 2010 consolidated statement of earnings have been reclassified to conform to the 2011 presentation.

ZIMMER HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 30, 2011	December 31, 2010
Assets
Current Assets:
Cash and cash equivalents	$553.0	$668.9
Short-term investments	424.9	265.1
Receivables, net	827.9	775.9
Inventories, net	968.4	936.4
Other current assets	299.1	363.4

Total current assets	3,073.3	3,009.7

Property, plant and equipment, net	1,210.3	1,213.8
Goodwill	2,634.3	2,580.8
Intangible assets, net	794.7	827.1
Other assets	486.2	368.5

Total Assets	$8,198.8	$7,999.9

Liabilities and Shareholders’ Equity

Current liabilities	$674.6	$702.5
Other long-term liabilities	372.0	384.0
Long-term debt	1,543.5	1,142.1
Shareholders’ equity	5,608.7	5,771.3

Total Liabilities and Shareholders’ Equity	$8,198.8	$7,999.9

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(in millions, unaudited)

	2011	2010
Cash flows provided by (used in) operating activities
Net earnings	$603.9	$562.0
Depreciation and amortization	265.6	249.5
Share-based compensation	46.1	45.4
Income tax benefits from employee stock compensation plans	10.6	3.4
Excess income tax benefits from employee stock compensation plans	(4.0)	(1.1)
Inventory step-up	9.6	1.3
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	6.8	(69.3)
Receivables	(39.7)	(13.1)
Inventories	(27.7)	6.9
Accounts payable and accrued expenses	(41.3)	(9.1)
Other assets and liabilities	(46.1)	76.6

Net cash provided by operating activities	783.8	852.5

Cash flows provided by (used in) investing activities
Additions to instruments	(128.9)	(133.1)
Additions to other property, plant and equipment	(67.8)	(40.6)
Purchases of investments	(403.8)	(100.6)
Sales of investments	225.0	56.5
Investments in other assets	(35.6)	(17.6)

Net cash used in investing activities	(411.1)	(235.4)

Cash flows provided by (used in) financing activities
Net proceeds under revolving credit facilities	375.2	—
Proceeds from employee stock compensation plans	34.0	12.9
Excess income tax benefits from employee stock compensation plans	4.0	1.1
Repurchase of common stock	(906.5)	(404.6)

Net cash used in financing activities	(493.3)	(390.6)

Effect of exchange rates on cash and cash equivalents	4.7	0.4

Increase (decrease) in cash and cash equivalents	(115.9)	226.9
Cash and cash equivalents, beginning of period	668.9	691.7

Cash and cash equivalents, end of period	$553.0	$918.6

ZIMMER HOLDINGS, INC.

NET SALES BY GEOGRAPHIC SEGMENT

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Inc	2011	2010	% Inc

Americas	$582.1	$583.2	—%	$1,820.4	$1,808.2	1%
Europe	252.5	215.8	17	876.4	778.4	13
Asia Pacific	196.9	166.0	19	587.7	498.9	18

Total	$1,031.5	$965.0	7	$3,284.5	$3,085.5	6

ZIMMER HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2011 and 2010

(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Inc/(Dec)	2011	2010	% Inc/(Dec)

Reconstructive
Knees	$416.7	$402.9	3%	$1,349.8	$1,316.2	3%
Hips	315.6	287.3	10	997.9	920.1	8
Extremities	36.0	33.6	7	119.6	110.2	9

	768.3	723.8	6	2,467.3	2,346.5	5

Dental	55.1	49.0	12	184.6	156.6	18
Trauma	69.3	58.1	19	208.5	176.3	18
Spine	55.2	56.5	(2)	168.5	174.4	(3)
Surgical and other	83.6	77.6	8	255.6	231.7	10

Total	$1,031.5	$965.0	7	$3,284.5	$3,085.5	6

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Three Months Ended September 30, 2011
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	-%	1%	(1)%
Europe	17	10	7
Asia Pacific	19	12	7
Total	7	5	2
Product Categories
Reconstructive
Americas	(2)	-	(2)
Europe	17	10	7
Asia Pacific	21	13	8
Total	6	5	1
Knees
Americas	(4)	-	(4)
Europe	16	9	7
Asia Pacific	19	12	7
Total	3	3	-
Hips
Americas	-	-	-
Europe	18	12	6
Asia Pacific	23	12	11
Total	10	6	4
Extremities	7	3	4
Dental	12	3	9
Trauma	19	5	14
Spine	(2)	3	(5)
Surgical and other	8	4	4

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Nine Months Ended September 30, 2011
	Reported % Growth	Foreign Exchange Impact	Constant Currency % Growth
Geographic Segments
Americas	1%	1%	-%
Europe	13	8	5
Asia Pacific	18	11	7
Total	6	3	3
Product Categories
Reconstructive
Americas	(1)	-	(1)
Europe	11	7	4
Asia Pacific	18	12	6
Total	5	4	1
Knees
Americas	(4)	-	(4)
Europe	13	7	6
Asia Pacific	15	12	3
Total	3	4	(1)
Hips
Americas	2	-	2
Europe	10	8	2
Asia Pacific	21	12	9
Total	8	5	3
Extremities	9	3	6
Dental	18	3	15
Trauma	18	4	14
Spine	(3)	3	(6)
Surgical and other	10	4	6

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Three Months Ended September 30, 2011 and 2010

(in millions, unaudited)

	Three Months Ended September 30,
	2011	2010
Net Earnings of Zimmer Holdings, Inc.	$191.5	$191.1
Inventory step-up	1.8	-
Special items	8.0	5.0
Taxes on inventory step-up and special items and tax adjustments related to resolution of certain tax matters*	(4.1)	(3.7)

Adjusted Net Earnings	$197.2	$192.4

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Nine Months Ended September 30, 2011 and 2010

(in millions, unaudited)

	Nine Months Ended September 30,
	2011	2010

Net Earnings of Zimmer Holdings, Inc.	$604.2	$562.0
Inventory step-up	9.6	1.3
Certain claims	50.0	75.0
Special items	47.0	19.1
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(50.2)	(36.4)

Adjusted Net Earnings	$660.6	$621.0

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Three Months Ended September 30, 2011 and 2010

(unaudited)

	Three Months Ended September 30,
	2011	2010
Diluted EPS	$1.01	$0.96
Inventory step-up	0.01	—
Special items	0.04	0.02
Taxes on inventory step-up and special items and tax adjustments related to resolution of certain tax matters*	(0.02)	(0.02)

Adjusted Diluted EPS	$1.04	$0.96

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Nine Months Ended September 30, 2011 and 2010

(unaudited)

	Nine Months Ended September 30,
	2011	2010
Diluted EPS	$3.15	$2.78
Inventory step-up	0.05	0.01
Certain claims	0.26	0.37
Special items	0.24	0.09
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.26)	(0.18)

Adjusted Diluted EPS	$3.44	$3.07

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of 2011 Projected Diluted EPS

and Projected Adjusted Diluted EPS

(unaudited)

Projected Year Ended December 31, 2011:	Low	High
Diluted EPS	4.40	4.45
Inventory step-up	0.05	0.05
Special items	0.30	0.30
Certain claims	0.26	0.26
Taxes on inventory step-up, certain claims and special items and tax adjustments related to resolution of certain tax matters*	(0.26)	(0.26)

Adjusted Diluted EPS	$4.75	$4.80

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items have or are projected to be incurred.